                                                                   Exhibit 10.23

                                     NOTE

$3,750,000                                                       August 11, 2000

     FOR VALUE RECEIVED, the undersigned, FIBERNET TELECOM GROUP, INC., a Delaware corporation (the "Borrower"), unconditionally promises to pay to the order of FIRST UNION NATIONAL BANK (the "Lender") the principal sum of THREE MILLION SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($3,750,000) or, if less, the aggregate unpaid principal amount of all Loans (as defined in the Credit Agreement, and as the same may be converted to Term Loans in accordance with
Section 2.1.F. of the Credit Agreement) made by the Lender pursuant to the
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Credit Agreement, dated as of April 11, 2000 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the financial institutions (including the Lender) from time to time parties thereto, Deutsche Bank AG New York Branch, as the administrative agent, Deutsche Bank Securities Inc., as co-syndications agent, Toronto Dominion (Texas), Securities Inc., as co-syndications agent, on such dates and in such amounts as are set forth in Section 2.5 to the Credit Agreement. The amounts
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payable on the Maturity Date or Term Loan Maturity Date, as applicable, may be reduced in accordance with the terms of the Credit Agreement. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.


     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from and including the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

     Payments of both principal and interest are to be made without setoff or counterclaim in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

     This Note is one of the Notes referred to in, and evidences the Loans (including, without limitation, the Term Loans) made by the Lender under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be or shall automatically become immediately due and payable.

     Without affecting (a) the obligation of the Lender to maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrower to the Lender in accordance with the Credit Agreement, (b) the Administrative Agent's obligation to maintain the Register or
(c) the provisions of Section 2.1.D(ii) of the Credit Agreement, the Lender may
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make (or cause to be made) appropriate notations on the grid attached to this Note (or on any continuation of such grid).

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor. No assignment of this Note and the obligation evidenced hereby (whether in whole or in part) shall be effective unless it shall have been recorded in the Register by the Administrative Agent in accordance with the terms of the Credit Agreement.

     THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

                                          FIBERNET TELECOM GROUP, INC.



                                          By: /s/ Michael S. Liss
                                             _________________________
                                             Name:  Michael S. Liss
                                             Title: Chief Executive Officer
                                                    and President

                          LOANS AND PRINCIPAL PAYMENTS

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                         Amount of                             Amount of Principal        Unpaid Principal
                         Loan Made                                    Repaid                  Balance
                -----------------------                    ----------------------    -----------------------
                 Base Rate    Adjusted        Interest     Base Rate    Adjusted      Base Rate    Adjusted               Notation
Date                          Eurodollar      Period (If               Eurodollar                 Eurodollar    Total      Made By
                                 Rate        Applicable)                   Rate                      Rate
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